SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ___________



Date of Report (Date of earliest event reported)       July 9, 1997
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                      TOTAL WORLD TELECOMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                   0-20922                 75-2274730
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(State or other jurisdiction     (Commission           (I.R.S. Employer
      of incorporation)          File Number)         Identification No.)


3200 North Military Trail, Suite 300, Boca Raton, Fl                33431
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:        (561) 997-5880
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          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

      The Company's wholly-owned subsidiary, Total National Telecommunications, Inc. (the "Subsidiary"), filed a Voluntary Petition in the U.S. Bankruptcy Court for the Southern District of Texas on July 23, 1997 for purposes of reorganizing under Chapter 11 of the Bankruptcy Code (Case No. 97-47491-H5-11). The Subsidiary is negotiating to retain the services of a work-out and restructuring firm and/or an interim chief executive officer for its telecommunications operation. It is also negotiating with several sources to obtain debtor-in-possession financing.

      On August 21, 1997, the Company's Board of Directors, acting as the sole shareholder of the Subsidiary, removed the Board of Directors of the Subsidiary of which Donald Booth was the sole director. A new interim Board of Directors was elected for the Subsidiary consisting of Joseph Lents, Arnold Salinas and Loretta Murphy, who are officers and directors of the parent company. The new Board of Directors of the Subsidiary removed Donald Booth as the President and Chief Executive Officer of the telecommunications subsidiary. In addition, Michael Higgins had resigned as Chief Financial Officer for the Subsidiary.

      In connection therewith, on August 21, 1997, the Board of Directors of the Company also removed Donald Booth as the President and Chief Executive Officer of the Company, following which Mr. Booth submitted his resignation as a member of the Board of Directors of the Company.

      Through July 9, 1997, the Company has been unable to achieve a positive cash flow in its NetTouch Communications, Inc. subsidiary, d/b/a N/Touch. The Company does not have the financial resources to continue to invest cash into this subsidiary until N'Touch generates positive cash flow from its own operations. Accordingly, the Company has ceased operations at N'Touch and is pursuing the sale or other divestiture of these assets.

      The Company has also received notification by The Nasdaq Stock Market Inc. that, until the Company provides certain financial and other information as to the Company, trading will be suspended. The Company has filed for a hearing with Nasdaq to present its plan for compliance with Nasdaq listing criteria. This hearing has been scheduled for September 4, 1997 in Washington, D.C.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


      (a)   Exhibits.

            None







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


                                   SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TOTAL WORLD TELECOMMUNICATIONS, INC.



                                    By: /s/ Joseph L. Lents
                                       -----------------------------------------
                                       Joseph L. Lents
                                       Chairman

Dated:  August 22, 1997



























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